SECURITIES AND EXCHANGE COMMISSION
                                          Washington, D.C. 20549

                                           --------------------

                                                 FORM 8-K

                                              CURRENT REPORT

                                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                                     SECURITIES EXCHANGE ACT OF 1934


                                               July 8, 2004
---------------------------------------------------------------------------------------------------------
                                    (Date of earliest event reported)



                                     Marsh & McLennan Companies, Inc.
                 ------------------------------------------------------------------------
                          (Exact name of registrant as specified in its charter)




              Delaware                            1-5998                           36-2668272
---------------------------------------------------------------------------------------------------------
  (State or other jurisdiction           (Commission File Number)                (IRS Employer
        of incorporation)                                                      Identification No.)



1166 Avenue of the Americas, New York, NY                                            10036
---------------------------------------------------------------------------------------------------------
(Address of principal executive offices)                                           (Zip Code)



                                               (212) 345-5000
   ---------------------------------------------------------------------------------------------------
                            (Registrant's telephone number, including area code)





Item 5.  Other Events and Required FD Disclosure.

         On July 8, 2004, Marsh & McLennan Companies, Inc. issued a press release announcing the completion of its previously announced acquisition of Kroll Inc. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)  None.

            (b)  None.

            (c)  Exhibits

                   99.1   Press Release dated July 8, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MARSH & McLENNAN COMPANIES, INC.



                                               By:  /s/ Leon J. Lichter
                                                    ----------------------------
                                                    Name:   Leon J. Lichter
                                                    Title:  Vice President &
                                                             Corporate Secretary



Date:    July 8, 2004
         ------------

Exhibit Index

99.1     Press release, dated July 8, 2004.